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                              THE SENTINEL FUNDS

                SUPPLEMENT DATED October 5, 2001 TO PROSPECTUS
                             DATED MARCH 30, 2001

Small Company Fund - Class C Shares

     Effective July 9, 2001, the Sentinel Funds began offering Class C shares of the Small Company Fund. The Class C shares of the Small Company Fund have the same maximum sales charges and characteristics as the other Class C shares of the Funds, which are described on pages 12 and 37 of the Prospectus.

     We estimate that for the period July 9, 2001 to November 30, 2001, the annualized fund operating expenses of the Class C shares of the Small Company Fund, as a percentage of average net assets, will be as follows:

                 Management Fees........................... 0.60%
                 Distribution and Service (12b-1) Fees..... 1.00%
                 Other Expenses:
                    Accounting and Administrative Costs.... 0.03%
                    Other.................................. 0.48%
                 Total Other Expenses...................... 0.51%
                                                            -----
                 Total Fund Operating Expense.............. 2.11%
                                                            =====

     Example:  (Costs of Investing)

     This example is intended to help you compare the cost of investing in the Class C shares of the Small Company Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Class C shares of the Small Company Fund for one year or three years, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below:

                 If you redeem at the end of the period:
                 1 Year                                    3 Year
                 ------                                    ------
                 $314                                      $661

                 If you do not redeem:
                 1 Year                                    3 Year
                 ------                                    ------
                 $214                                      $661

Purchasing Shares by Check

     We have changed the procedure described on page 39 of the Prospectus with respect to the date on which purchases made by check will be effected. Your purchases made by check will now always be effected on the date Sentinel Service receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order, regardless of when federal funds are made available to the Fund.

Management of the Funds

     David D. Alger of Fred Alger Management, Inc. died along with many of his colleagues on September 11, 2001 in the terrorist attack on the World Trade Center. As a result, the Flex Cap Opportunity Fund is now managed by Fred M. Alger, III and David Hyun. Mr. Alger will serve as the key strategist for the portfolio, while Mr. Hyun will be responsible for the day-to-day management of portfolio investments. Fred Alger is the founder of the firm. He has served as Chairman of the Board since 1964, and co-managed Alger portfolios prior to 1995. Mr. Hyun rejoined Fred Alger Management, Inc. in September 2001 as an Executive Vice President. Prior to that he was employed by Fred Alger Management, Inc. as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000. He was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. The people at the Sentinel Funds ask that shareholders join them in offering their deepest sympathy to everyone associated with the Alger organization and their families.